EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS AFTER THE REPORTING PERIOD	EVENTS AFTER THE REPORTING PERIOD
Partial settlement of bonds and indemnity

Settlement of legacy bonds and indemnity on January 15, 2026, Kyivstar Holdings B.V. settled bonds in the aggregate amount of US$11, comprising US$10 of principal and less than US$1 of accrued interest. In accordance with the indemnity agreement, Kyivstar Holdings B.V. received a corresponding reimbursement of US$11 from VEON Amsterdam.

Acquisition of ISP Shtorm LLC
On February 9, 2026, the Group entered into a Share Purchase Agreement for the acquisition of 100% of the equity interests in ISP Shtorm LLC for total consideration of US$10. ISP Shtorm LLC is a regional fixed broadband operator providing internet services to residential and business customers in Ukraine. The transaction is subject to customary closing conditions. The Group is currently assessing the accounting treatment of the transaction under IFRS 3, Business Combinations, including the determination of the acquisition date, purchase price allocation and related disclosures.

Acquisition of Tabletki.ua

On February 10, 2026, the Group announced the acquisition of Tabletki.ua for total consideration of US$160, payable in full in UAH in Ukraine. Tabletki.ua is a leading Ukrainian online platform that enables consumers to search for, compare and reserve medicines and other products at local pharmacies.

The transaction is expected to be earnings accretive and is subject to customary closing conditions. The Group is currently assessing the accounting treatment of the transaction under IFRS 3 Business Combinations, including the determination of the acquisition date, purchase price allocation and related disclosures.